UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Sixth Ave, #351, New York, New York 10011	10011
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 6, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2017

PEERLOGIX, INC.

By:	/s/ William Gorfein
Name: William Gorfein
Title: Director

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Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 6, 2017

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